UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Repor  t

Legg Mason

Investment Counsel

Variable

Social Awareness

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Portfolio objective

The Portfolio seeks capital appreciation and retention of net investment income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Variable Social Awareness Portfolio for the six-month reporting period ended June 30, 2011. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

Legg Mason Investment Counsel Variable Social Awareness Portfolio	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in

IV	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Investment commentary (cont’d)

May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved higher during the reporting period. The market got off to a strong start in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Fueling the market’s ascent was optimism for the global economy and corporate profits that generally exceeded expectations. Despite geopolitical unrest in the Middle East, and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and April, with the Index gaining 0.04% and 2.96%, respectively. The market took a step backward in May as the Index fell 1.13% amid concerns for the economy and future corporate profits. Stock prices then declined 1.67% in June due to weaker-than-expected economic data and a further escalation of the European sovereign debt crisis. All told, the Index returned 6.02% over the reporting period.

Legg Mason Investment Counsel Variable Social Awareness Portfolio	V

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationvi Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given weakening economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvii returned 2.72%.

Performance review

For the six months ended June 30, 2011, Legg Mason Investment Counsel Variable Social Awareness Portfolio1 returned 2.99%. The Portfolio’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, returned 6.02% and 2.72%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)viii returned 5.05% for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned 4.89% over the same time frame.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 263 funds in the Portfolio’s Lipper category.

VI	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Investment commentary (cont’d)

Performance Snapshot as of June 30, 2011 (unaudited)
6 months
Legg Mason Investment Counsel Variable Social Awareness Portfolio[1]	2.99%
S&P 500 Index	6.02%
Barclays Capital U.S. Aggregate Index	2.72%
Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	5.05%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average	4.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2011, the gross total annual operating expense ratio for the Portfolio was 0.97%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

July 29, 2011

RISKS: Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Also, because the Portfolio uses a social awareness criterion, there may be a smaller universe of investments. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Legg Mason Investment Counsel Variable Social Awareness Portfolio	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the portfolio managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report	1

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2011 and December 31, 2010. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

2	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
2.99%	$1,000.00	$1,029.90	0.90%	$4.53	5.00%	$1,000.00	$1,020.33	0.90%	$4.51

[1]	For the six months ended June 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2011

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Common Stocks — 71.2%
Consumer Discretionary — 7.7%
Hotels, Restaurants & Leisure — 2.2%
Yum! Brands Inc.	22,840	$1,261,681
Multiline Retail — 0.7%
Target Corp.	8,660	406,241
Textiles, Apparel & Luxury Goods — 4.8%
Coach Inc.	20,420	1,305,451
V.F. Corp.	13,110	1,423,221
Total Textiles, Apparel & Luxury Goods		2,728,672
Total Consumer Discretionary		4,396,594
Consumer Staples — 7.4%
Beverages — 2.2%
PepsiCo Inc.	17,990	1,267,036
Food Products — 3.0%
Darling International Inc.	29,040	514,008	*
General Mills Inc.	32,570	1,212,255
Total Food Products		1,726,263
Household Products — 2.2%
Procter & Gamble Co.	19,602	1,246,099
Total Consumer Staples		4,239,398
Energy — 10.0%
Energy Equipment & Services — 5.3%
FMC Technologies Inc.	24,730	1,107,657	*
National-Oilwell Varco Inc.	19,259	1,506,246
Tetra Technology Inc.	19,430	437,175	*
Total Energy Equipment & Services		3,051,078
Oil, Gas & Consumable Fuels — 4.7%
Apache Corp.	11,620	1,433,792
Hess Corp.	17,195	1,285,498
Total Oil, Gas & Consumable Fuels		2,719,290
Total Energy		5,770,368
Financials — 8.7%
Capital Markets — 1.8%
State Street Corp.	22,530	1,015,878
Commercial Banks — 1.5%
U.S. Bancorp	33,790	861,983
Consumer Finance — 1.9%
American Express Co.	21,460	1,109,482

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Diversified Financial Services — 2.0%
JPMorgan Chase & Co.	28,045	$1,148,162
Insurance — 1.5%
Arch Capital Group Ltd.	26,880	858,010	*
Total Financials		4,993,515
Health Care — 9.3%
Biotechnology — 4.0%
Celgene Corp.	21,480	1,295,673	*
Gilead Sciences Inc.	24,980	1,034,422	*
Total Biotechnology		2,330,095
Health Care Equipment & Supplies — 3.2%
Alere Inc.	18,770	687,357	*
Covidien PLC	21,420	1,140,187
Total Health Care Equipment & Supplies		1,827,544
Health Care Providers & Services — 2.1%
Express Scripts Inc.	21,915	1,182,972	*
Total Health Care		5,340,611
Industrials — 7.0%
Commercial Services & Supplies — 1.4%
Republic Services Inc.	26,235	809,350
Construction & Engineering — 1.7%
Quanta Services Inc.	48,790	985,558	*
Electrical Equipment — 1.5%
Emerson Electric Co.	14,935	840,094
Machinery — 2.4%
Deere & Co.	6,340	522,733
Illinois Tool Works Inc.	15,550	878,419
Total Machinery		1,401,152
Total Industrials		4,036,154
Information Technology — 13.5%
Communications Equipment — 1.4%
Cisco Systems Inc.	51,635	806,022
Computers & Peripherals — 3.2%
Apple Inc.	3,225	1,082,536	*
NetApp Inc.	14,070	742,615	*
Total Computers & Peripherals		1,825,151
Electronic Equipment, Instruments & Components — 1.0%
Corning Inc.	30,530	554,120

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report	5

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security			Shares	Value
Internet Software & Services — 2.9%
eBay Inc.			25,425	$820,465	*
Google Inc., Class A Shares			1,670	845,654	*
Total Internet Software & Services				1,666,119
IT Services — 1.6%
Accenture PLC, Class A Shares			15,540	938,927
Semiconductors & Semiconductor Equipment — 1.0%
Broadcom Corp., Class A Shares			16,780	564,479	*
Software — 2.4%
Amdocs Ltd.			15,556	472,747	*
Rovi Corp.			16,390	940,130	*
Total Software				1,412,877
Total Information Technology				7,767,695
Materials — 3.9%
Chemicals — 2.8%
Air Products & Chemicals Inc.			7,215	689,609
Potash Corp. of Saskatchewan Inc.			15,720	895,883
Total Chemicals				1,585,492
Metals & Mining — 1.1%
Cliffs Natural Resources Inc.			6,935	641,141
Total Materials				2,226,633
Telecommunication Services — 1.7%
Wireless Telecommunication Services — 1.7%
America Movil SAB de CV, Series L Shares, ADR			9,895	533,143
American Tower Corp., Class A Shares			8,765	458,672	*
Total Telecommunication Services				991,815
Utilities — 2.0%
Electric Utilities — 0.8%
Northeast Utilities			12,755	448,593
Water Utilities — 1.2%
American Water Works Co. Inc.			24,170	711,807
Total Utilities				1,160,400
Total Common Stocks (Cost — $29,500,674)				40,923,183

	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 6.3%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.233%	11/10/42	$287,000	301,231	(a)
Bear Stearns Commercial Mortgage Securities, 2003-T12 A3	4.240%	8/13/39	69,160	70,078	(a)

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Commercial Mortgage Securities, 2005-T20 A2	5.127%	10/12/42	$180,688	$181,063	(a)
Commercial Mortgage Pass Through Certificates, 2007-C9 AAB	6.008%	12/10/49	173,000	187,567	(a)
Federal Home Loan Bank (FHLB), 00-0606 Y	5.270%	12/28/12	367,151	385,095
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	33,057	35,142
GMAC Commercial Mortgage Securities Inc., 2004-C2 A2	4.760%	8/10/38	153,356	153,337
Government National Mortgage Association (GNMA), 2009-22 AG	4.000%	10/16/32	428,864	449,422
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	479,093	506,342
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	452,831	466,345
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	480,244	511,143
LB-UBS Commercial Mortgage Trust, 2005-C2 A3	4.912%	4/15/30	184,000	184,869
Morgan Stanley Dean Witter Capital I Inc., 2001-TOP3 A4	6.390%	7/15/33	17,100	17,090
Wachovia Bank Commercial Mortgage Trust, 2007-C33 A3	6.097%	2/15/51	150,000	159,613	(a)
Total Collateralized Mortgage Obligations (Cost — $3,569,709)				3,608,337
Corporate Bonds & Notes — 12.9%
Consumer Discretionary — 0.6%
Media — 0.4%
Comcast Corp., Senior Notes	5.650%	6/15/35	200,000	196,542
Specialty Retail — 0.2%
Best Buy Co. Inc., Senior Notes	3.750%	3/15/16	130,000	130,762
Total Consumer Discretionary				327,304
Consumer Staples — 0.7%
Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	3/26/13	95,000	97,393
PepsiCo Inc., Senior Notes	5.000%	6/1/18	245,000	271,778
Total Consumer Staples				369,171
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Apache Corp., Senior Notes	5.250%	4/15/13	275,000	296,411
Statoil ASA, Senior Notes	3.125%	8/17/17	70,000	70,711
Total Energy				367,122
Financials — 7.3%
Capital Markets — 1.2%
BlackRock Inc., Senior Notes	3.500%	12/10/14	160,000	168,755
BlackRock Inc., Senior Notes	4.250%	5/24/21	125,000	123,180

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report	7

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	5.700%	9/1/12	$243,000	$255,593
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	155,000	156,847
Total Capital Markets				704,375
Commercial Banks — 2.7%
Bank of Nova Scotia, Senior Notes	2.250%	1/22/13	35,000	35,843
Bank of Nova Scotia, Senior Notes	2.375%	12/17/13	110,000	113,215
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	100,000	99,425
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	170,000	183,086
Fifth Third Bancorp, Senior Notes	3.625%	1/25/16	100,000	100,974
Rabobank Nederland NV, Notes	4.500%	1/11/21	350,000	358,080
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	170,000	168,575
SunTrust Banks Inc., Senior Notes	3.600%	4/15/16	175,000	176,891
Wells Fargo & Co.	4.600%	4/1/21	100,000	100,751
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	175,000	185,340
Total Commercial Banks				1,522,180
Consumer Finance — 1.4%
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	800,000	832,440
Diversified Financial Services — 1.3%
Bank of America Corp., Senior Notes	5.625%	10/14/16	250,000	267,871
JPMorgan Chase & Co., Senior Notes	3.450%	3/1/16	200,000	203,945
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	200,000	261,419
Total Diversified Financial Services				733,235
Insurance — 0.3%
Genworth Financial Inc., Senior Notes	6.500%	6/15/34	200,000	181,192
Real Estate Investment Trusts (REITs) — 0.4%
Digital Realty Trust Inc., Senior Notes	5.250%	3/15/21	50,000	49,834
Health Care Reit Inc., Senior Notes	3.625%	3/15/16	125,000	125,925
Simon Property Group LP, Senior Notes	4.200%	2/1/15	40,000	42,587
Total Real Estate Investment Trusts (REITs)				218,346
Total Financials				4,191,768
Health Care — 2.1%
Health Care Equipment & Supplies — 0.2%
Medtronic Inc., Senior Notes	3.000%	3/15/15	70,000	73,183
Stryker Corp., Senior Notes	3.000%	1/15/15	65,000	67,670
Total Health Care Equipment & Supplies				140,853

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — 1.9%
Abbott Laboratories, Senior Notes	5.600%	11/30/17	$225,000	$261,110
AstraZeneca PLC, Senior Notes	5.400%	9/15/12	275,000	291,056
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	130,000	140,830
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	185,000	199,496
Wyeth, Notes	5.500%	2/15/16	165,000	188,244
Total Pharmaceuticals				1,080,736
Total Health Care				1,221,589
Information Technology — 0.9%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	4.250%	2/24/12	160,000	163,878
Internet Software & Services — 0.2%
eBay Inc., Senior Notes	1.625%	10/15/15	125,000	122,267
Software — 0.4%
Microsoft Corp., Senior Notes	2.950%	6/1/14	80,000	84,605
Microsoft Corp., Senior Notes	1.625%	9/25/15	160,000	158,467
Total Software				243,072
Total Information Technology				529,217
Materials — 0.4%
Chemicals — 0.4%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	200,000	207,283
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	150,000	174,513
Total Corporate Bonds & Notes (Cost — $7,083,468)				7,387,967
Mortgage-Backed Securities — 4.0%
FHLMC — 1.6%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	191,964	211,622
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/35-6/1/36	655,283	698,718
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.500%	8/1/36	12,681	14,734
Total FHLMC				925,074
FNMA — 2.4%
Federal National Mortgage Association (FNMA)	5.000%	5/1/18	177,985	192,420
Federal National Mortgage Association (FNMA)	6.000%	6/1/22-9/1/37	324,562	356,942
Federal National Mortgage Association (FNMA)	5.500%	1/1/24-6/1/36	649,508	704,469
Federal National Mortgage Association (FNMA)	6.500%	2/1/37	131,686	149,287
Total FNMA				1,403,118
Total Mortgage-Backed Securities (Cost — $2,103,303)				2,328,192

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report	9

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 0.1%
Maryland — 0.1%
Baltimore, MD, Revenue, Parking System Facilities	2.904%	7/1/13	$40,000	$40,149
Baltimore, MD, Revenue, Parking System Facilities	3.387%	7/1/14	40,000	40,245
Total Municipal Bonds (Cost — $79,983)				80,394
U.S. Government & Agency Obligations — 3.3%
U.S. Government Agencies — 0.8%
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	365,000	462,417
U.S. Government Obligations — 2.5%
U.S. Treasury Bonds	3.500%	2/15/39	466,000	400,250
U.S. Treasury Bonds	4.375%	11/15/39	620,000	620,388
U.S. Treasury Notes	2.250%	11/30/17	73,000	72,800
U.S. Treasury Notes	2.625%	8/15/20	345,000	334,003
Total U.S. Government Obligations				1,427,441
Total U.S. Government & Agency Obligations (Cost — $1,859,686)				1,889,858
Total Investments before Short-Term Investments (Cost — $44,196,823)				56,217,931
Short-Term Investments — 2.2%
Repurchase Agreements — 2.2%
State Street Bank & Trust Co., repurchase agreement dated 6/30/11; Proceeds due at maturity — $1,267,000; (Fully collateralized by U.S. government obligations, 1.000% due 4/30/12; Market value — $1,295,663) (Cost — $1,267,000)	0.010%	7/1/11	1,267,000	1,267,000
Total Investments — 100.0% (Cost — $45,463,823#)				57,484,931
Liabilities in Excess of Other Assets — 0.0%				(11,704)
Total Net Assets — 100.0%				$57,473,227

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $45,463,823)	$57,484,931
Cash	95
Dividends and interest receivable	158,294
Prepaid expenses	291
Total Assets	57,643,611

Liabilities:
Payable for Portfolio shares repurchased	72,008
Investment management fee payable	32,603
Trustees’ fees payable	346
Accrued expenses	65,427
Total Liabilities	170,384
Total Net Assets	$57,473,227

Net Assets:
Par value (Note 5)	$23
Paid-in capital in excess of par value	52,813,644
Undistributed net investment income	251,948
Accumulated net realized loss on investments	(7,613,496)
Net unrealized appreciation on investments	12,021,108
Total Net Assets	$57,473,227

Shares Outstanding	2,287,041

Net Asset Value	$25.13

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$322,452
Dividends	268,747
Less: Foreign taxes withheld	(163)
Total Investment Income	591,036

Expenses:
Investment management fee (Note 2)	206,667
Shareholder reports	20,332
Legal fees	17,162
Audit and tax	12,939
Transfer agent fees	3,021
Fund accounting fees	2,922
Trustees’ fees	2,707
Insurance	1,075
Custody fees	749
Miscellaneous expenses	1,009
Total Expenses	268,583
Net Investment Income	322,453

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	2,137,525
Change in Net Unrealized Appreciation (Depreciation) From Investments	(659,741)
Net Gain on Investments	1,477,784
Increase in Net Assets From Operations	$1,800,237

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$322,453	$698,876
Net realized gain	2,137,525	655,566
Change in net unrealized appreciation (depreciation)	(659,741)	5,485,899
Increase in Net Assets From Operations	1,800,237	6,840,341

Distributions to Shareholders From (Note 1):
Net investment income	—	(785,004)
Decrease in Net Assets From Distributions to Shareholders	—	(785,004)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	281,000	378,638
Reinvestment of distributions	—	785,004
Cost of shares repurchased	(5,473,460)	(10,347,880)
Decrease in Net Assets From Portfolio Share Transactions	(5,192,460)	(9,184,238)
Decrease in Net Assets	(3,392,223)	(3,128,901)

Net Assets:
Beginning of period	60,865,450	63,994,351
End of period*	$57,473,227	$60,865,450
* Includes undistributed (overdistributed) net investment income, respectively, of:	$251,948	$(70,505)

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report	13

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2011[1]	2010[2]	2009[3]	2009[4]	2008[4]	2007[4]	2006[4,5]

Net asset value, beginning of period	$24.40	$22.04	$21.08	$18.92	$30.39	$26.45	$24.58

Income (loss) from operations:
Net investment income	0.14	0.26	0.06	0.36	0.42	0.32	0.15
Net realized and unrealized gain (loss)	0.59	2.42	1.20	2.24	(6.86)	3.76	1.90
Total income (loss) from operations	0.73	2.68	1.26	2.60	(6.44)	4.08	2.05

Less distributions from:
Net investment income	—	(0.32)	(0.30)	(0.44)	(0.40)	(0.14)	(0.18)
Net realized gains	—	—	—	—	(4.63)	—	—
Total distributions	—	(0.32)	(0.30)	(0.44)	(5.03)	(0.14)	(0.18)

Net asset value, end of period	$25.13	$24.40	$22.04	$21.08	$18.92	$30.39	$26.45
Total return, based on NAV[6]	2.99%	12.15%[7]	6.00%[7]	14.17%	(25.22)%	15.48%	8.36%

Net assets, end of period (000s)	$57,473	$60,865	$63,994	$61,110	$61,062	$92,103	$87,831

Ratios to average net assets:
Gross expenses	0.90%[8]	0.97%	1.29%[8]	0.88%	1.03%	0.84%[9]	0.80%
Net expenses[10,11]	0.90 [8]	0.96 [12]	0.99 [8,12]	0.88	0.93 [12]	0.82 [9,12]	0.79 [12]
Net investment income	1.08 [8]	1.14	1.64 [8]	1.86	1.62	1.13	0.56

Portfolio turnover rate	21%	30%	4%	30%	42%	122%	13%

[1]	For the six months ended June 30, 2011 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period November 1, 2009 through December 31, 2009.

[4]	For the year ended October 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for period of less than one year are not annualized.

[7]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 12.01% and 5.95% for the year ended December 31, 2010 and the period ended December 31, 2009, respectively.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.83% and 0.81%, respectively.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to April 30, 2007, the expense limitation was 1.25%.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report	15

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$40,923,183	—	—	$40,923,183
Collateralized mortgage obligations	—	$3,608,337	—	3,608,337
Corporate bonds & notes	—	7,387,967	—	7,387,967
Mortgage-backed securities	—	2,328,192	—	2,328,192
Municipal bonds	—	80,394	—	80,394
U.S. government & agency obligations	—	1,889,858	—	1,889,858
Total long-term investments	$40,923,183	$15,294,748	—	$56,217,931
Short-term investments†	—	1,267,000	—	1,267,000
Total investments	$40,923,183	$16,561,748	—	$57,484,931

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales

16	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report	17

shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $50 million	0.71%
Next $50 million	0.61
Next $100 million	0.51
Over $200 million	0.46

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in

18	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$11,747,825	$371,135
Sales	14,741,697	1,156,834

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,319,723
Gross unrealized depreciation	(298,615)
Net unrealized appreciation	$12,021,108

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2011, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest

At June 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Shares sold	11,206	16,976
Shares issued on reinvestment	—	32,198
Shares repurchased	(219,044)	(458,240)
Net decrease	(207,838)	(409,066)

6. Capital loss carryforward

As of December 31, 2010, the Portfolio had a net capital loss carryforward of approximately $9,058,098, of which $4,982,804 expires in 2015 and $4,075,294 expires in 2016. These amounts will be available to offset future taxable capital gains.

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Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers

20	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Portfolio, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Legg Mason Investment Counsel

Variable Social Awareness Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Servicing, Inc. 2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legg Mason Investment Counsel Variable Social Awareness Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individual investors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Variable Social Awareness Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04232 8/11 SR11-1425

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Variable Equity Trust

Date: August 26, 2011